                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------



                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

           CUSIP OR ISIN
             BBERG ID
             DEAL NAME                           MLMI FFML 2005-FF12
            ISSUER NAME                                Merrill
            PARENT NAME
      ORIGINAL CLASS BALANCE                       [$1,874,757,000]
       CURRENT CLASS BALANCE                       [$1,874,757,000]
          PORTFOLIO NAME
              SECTOR                               Home Equity ABS
            SETTLE DATE                               [12/28/05]
        COLLATERAL BALANCE                          $1,965,157,627
        ORIGINAL # OF LOANS                             9,194
         AVG. LOAN BALANCE                             $213,743
            INITIAL WAC                                 6.838%
            INITIAL WAM                                  359
             REM. WAM                                    357
              MOODY'S
                S&P
               FITCH
              MOODY'S
                S&P
               FITCH
              WA FICO                                    656
               < 500                                    0.00%
               < 550                                    1.11%
               < 575                                    5.12%
               < 600                                    13.35%
               > 650                                    52.25%
               > 700                                    19.01%
              WA DTI                                    42.47%
               > 40%                                    66.14%
               > 45%                                    44.10%
              WA LTV                                    80.13%
               > 80                                     17.64%
               > 90                                     4.68%
               % IO                                     65.64%
              IO FICO                                    664
         IO WITH FICO <575                              2.15%
              IO TERM                                   60 mos
             IO TERM %                                  65.64%
              IO LTV                                    80.03%
           % 15 YR FIXED                                0.59%
           % 30 YR FIXED                                9.74%
            % BALLOONS                                  0.03%
               40 YR                                    0.00%
           2/28 HYBRIDS                                 68.25%
           3/27 HYBRIDS                                 17.53%
           5/25 HYBRIDS                                 3.50%
          <= 1/29 HYBRIDS                               0.36%
            % 2ND LIEN                                  0.00%
           % SILENT 2NDS                                61.64%
               MTA?                                       0
             MTA LIMIT                                    0
              NEGAM?                                      0
            MI COMPANY                                   None
           MI COVERAGE %                                  0
           SINGLE FAMILY                                67.51%
            2-4 FAMILY                                  4.35%

               CONDO                                    8.43%
               CO-OP                                    0.00%
                PUD                                     19.70%
                MH                                      0.01%
               OWNER                                    96.85%
            SECOND HOME                                 0.51%
             INVESTOR                                   2.65%
                REFI                                    2.75%
              CASH OUT                                  28.51%
              PURCHASE                                  68.74%
             FULL DOC                                   62.60%
            REDUCED DOC                                 1.54%
              NO DOC                                    35.86%
              STATE 1                                     CA
             % STATE 1                                  38.38%
              STATE 2                                     FL
             % STATE 2                                  7.18%
              STATE 3                                     IL
             % STATE 3                                  5.37%
              STATE 4                                     NY
             % STATE 4                                  3.43%
               SUB %                                    22.05%
           INITIAL OC %                                 4.60%
    TARGET OC % BEFORE STEPDOWN                         4.60%
    TARGET OC % AFTER STEPDOWN                          9.20%
             OTHER CE %
            TOTAL CE %
      INITIAL EXCESS INTEREST
           ORIGINATORS 1                            First Franklin
          % ORIGINATORS 1                              100.00%
           ORIGINATORS 2
          % ORIGINATORS 2
           ORIGINATORS 3
          % ORIGINATORS 3
          ISSUER CONTACT
           ISSUER NUMBER
            SERVICERS 1                    National City Home Loan Services
           % SERVICERS 1                               100.00%
            SERVICERS 2
           % SERVICERS 2
            SERVICERS 3
           % SERVICERS 3
         SERVICER CONTACT
          SERVICER NUMBER
          MASTER SERVICER                                TBD
              TRUSTEE                                    TBD
          TRUSTEE CONTACT
          TRUSTEE NUMBER
        CREDIT RISK MANAGER                              N/A
            UNDERWRITER                                   ML
            DERIVATIVES
          CREDIT COMMENTS

               NEGAM
            MAXIM OWNED
           INTEX STRESS
            TERM SHEET
           HARD PROSSUP
          ELECT. PROSSUP